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                                                                    EXHIBIT 10.2


                                    GUARANTY

         THIS GUARANTY is dated as of January 7, 1997, by METAL MANAGEMENT INC., a Delaware corporation ("MMI"), GERARD M. JACOBS ("Jacobs"), T. BENJAMIN JENNINGS ("Jennings"), DONALD MOOREHEAD ("D. Moorehead"), HAROLD RUBENSTEIN ("Rubenstein"), GEORGE MOOREHEAD ("G. Moorehead") and RAYMOND ZACK ("Zack") (MMI, Jacobs, Jennings, D. Moorehead, Rubenstein, G. Moorehead and Zack are hereinafter referred to individually as a "Guarantor" and collectively as the "Guarantors") to and for the benefit of LASALLE NATIONAL BANK, a national banking association ("Lender").

                                    RECITALS:

         A. Pursuant to the terms and conditions of a certain Loan Agreement of even date herewith (the "Loan Agreement") by and among MMI, Lender and HouTex Metals Company, Inc., a Texas corporation ("HouTex"), Lender has agreed, among other things, to make available to HouTex a working capital line of credit in the maximum principal amount of $3,500,000 (any and all amounts drawn by HouTex under said working capital line of credit are hereinafter collectively referred to as the "Loan").

         B. A condition precedent to Lender's extension of the Loan to HouTex is the execution and delivery of (i) this Guaranty, (ii) that certain Note of even date herewith (the "Note") made by HouTex and payable to the order of Lender to evidence the Loan, and (iii) the other Loan Documents (as defined in the Loan Agreement). All capitalized terms used herein which are not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, each Guarantor hereby agrees as follows:

         1. GUARANTY OF PAYMENT. Each Guarantor hereby unconditionally and irrevocably guaranties to Lender the punctual payment and performance when due, whether at stated maturity or by acceleration or otherwise, of the indebtedness and other obligations of HouTex to Lender evidenced by the Note and any other obligations or amounts that may become owing by HouTex under the Loan Documents (such indebtedness, obligations and other amounts are hereinafter referred to as "HouTex's Obligations"). Each Guarantor agrees that this Guaranty is a present and continuing guaranty of payment and not of collectibility, and that Lender shall not be required to prosecute collection, enforcement or other remedies against HouTex or any other guarantor of HouTex's Obligations, or to enforce or resort to any collateral for the repayment of HouTex's Obligations or other rights or remedies pertaining thereto, before calling on such Guarantor for payment. Each Guarantor agrees that if for any reason HouTex shall fail or be unable to pay, punctually and fully, any of HouTex's Obligations, such Guarantor shall pay such obligations to Lender in full immediately upon demand. Each Guarantor agrees that one or more successive actions may be brought against such Guarantor, as often as Lender deems advisable, until all of HouTex's Obligations are paid and performed in full.

         2. REPRESENTATIONS AND WARRANTIES. The following shall constitute representations and warranties of each Guarantor and each Guarantor hereby acknowledges that Lender intends to make the Loan in reliance thereon:



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                  (a) Such Guarantor is not in default and no event has occurred that with the passage of time and/or the giving of notice will constitute a default under any agreement to which such Guarantor is a party, the effect of which will impair performance by such Guarantor of his or its respective obligations under this Guaranty. Neither the execution and delivery of this Guaranty nor compliance with the terms and provisions hereof will violate any applicable law, rule, regulation, judgment, decree or order, or will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of any indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind that creates, represents, evidences or provides for any lien, charge or encumbrance upon any of the property or assets of such Guarantor, or any other indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind to which such Guarantor is a party or to which such Guarantor or the property of such Guarantor may be subject.

                  (b) There is not any litigation, arbitration, governmental or administrative proceedings, actions, examinations, claims or demands pending, or to such Guarantor's knowledge, threatened that could adversely affect performance by such Guarantor of his or its respective obligations under this Guaranty.

                  (c) Neither this Guaranty nor any statement or certification as to facts previously furnished or required herein to be furnished to Lender by such Guarantor, contains any material inaccuracy or untruth in any representation, covenant or warranty or omits to state a fact material to this Guaranty.

         3. CONTINUING GUARANTY. Each Guarantor agrees that the obligations of such Guarantor pursuant to Section 1 above and any other provision of any of the Loan Documents shall be primary obligations, shall not be subject to any counterclaim, set-off, abatement, deferment or defense based upon any claim that such Guarantor may have against Lender, HouTex, any other guarantor of HouTex's Obligations or any other person or entity, and shall remain in full force and effect without regard to, and shall not be released, discharged or affected in any way by, any circumstance or condition (whether or not such Guarantor shall have any knowledge thereof), including without limitation:

                  (a) any lack of validity or enforceability of the Note or any of the other Loan Documents;

                  (b) any termination, amendment, modification or other change in the Note or any of the other Loan Documents, including, without limitation, any modification of the interest rate(s) described therein;

                  (c) any furnishing, exchange, substitution or release of any collateral securing repayment of the Loan, or any failure to perfect any lien in such collateral;

                  (d) any failure, omission or delay on the part of HouTex, any Guarantor, any other guarantor of HouTex's Obligations or Lender to conform or comply with any term of any of the Loan Documents or any failure of Lender to give notice of any Event of Default (as defined in the Loan Agreement);

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                  (e) any waiver, compromise, release, settlement or extension of time of payment or performance or observance of any of the obligations or agreements contained in the Note or any of the other Loan Documents;

                  (f) any action or inaction by Lender under or in respect of the Note or any of the other Loan Documents, any failure, lack of diligence, omission or delay on the part of Lender to enforce, assert or exercise any right, power or remedy conferred on it in the Note or any of the other Loan Documents, or any other action or inaction on the part of Lender;

                  (g) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, liquidation, marshalling of assets and liabilities or similar events or proceedings with respect to HouTex, any Guarantor or any other guarantor of HouTex's Obligations, as applicable, or any of their respective property or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

                  (h) any merger or consolidation of HouTex into or with any entity, or any sale, lease or transfer of any of the assets of HouTex, any Guarantor or any other guarantor of HouTex's Obligations to any other person or entity;

                  (i) any change in the ownership of HouTex or any change in the relationship between HouTex, any Guarantor or any other guarantor of HouTex's Obligations, or any termination of any such relationship;

                  (j) any release or discharge by operation of law of HouTex or any other guarantor of HouTex's Obligations from any obligation or agreement contained in any of the Loan Documents; or

                  (k) any other occurrence, circumstance, happening or event, whether similar or dissimilar to the foregoing and whether foreseen or unforeseen, which otherwise might constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which otherwise might limit recourse against HouTex or any Guarantor.

         4. WAIVERS. Each Guarantor unconditionally waives (i) notice of any of the matters referred to in Section 3 above, (ii) all notices which may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against such Guarantor, including, without limitation, any demand, presentment and protest, proof of notice of non-payment under any of the Loan Documents and notice of any Event of Default or any failure on the part of HouTex, any Guarantor or any other guarantor of HouTex's Obligations to perform or comply with any covenant, agreement, term or condition of any of the Loan Documents, (iii) any right to the enforcement, assertion or exercise against HouTex, any Guarantor or any other guarantor of HouTex's Obligations of any right or remedy conferred under any of the Loan Documents,
(iv) any requirement of diligence on the part of any person or entity, (v) to the fullest extent permitted by law and except as otherwise expressly provided in this Guaranty or the other Loan Documents, any claims based on allegations that Lender has failed to act in a commercially reasonable manner, (vi) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any of the Loan

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Documents, and (vii) any notice of any sale, transfer or other disposition of any right, title or interest of Lender under any of the Loan Documents.

         5. SUBORDINATION. Each Guarantor agrees that any and all present and future debts and obligations of HouTex to such Guarantor hereby are subordinated to the claims of Lender and hereby are assigned by such Guarantor to Lender as security for HouTex's Obligations and such Guarantor's obligations under this Guaranty.

         6. SUBROGATION WAIVER. Until HouTex's Obligations are paid in full and all periods under applicable bankruptcy law for the contest of any payment by any Guarantor or HouTex as a preferential or fraudulent payment have expired, each Guarantor knowingly, and with advice of counsel, waives, relinquishes, releases and abandons all rights and claims to indemnification, contribution, reimbursement, subrogation and payment which such Guarantor may now or hereafter have by and from HouTex and the successors and assigns of HouTex, for any payments made by such Guarantor to Lender, including, without limitation, any rights which might allow HouTex, HouTex's successors, a creditor of HouTex, or a trustee in bankruptcy of HouTex to claim in bankruptcy or any other similar proceedings that any payment made by HouTex or HouTex's successors and assigns to Lender was on behalf of or for the benefit of such Guarantor and that such payment is recoverable by HouTex, a creditor or trustee in bankruptcy of HouTex as a preferential payment, fraudulent conveyance, payment of an insider or any other classification of payment which may otherwise be recoverable from Lender.

         7. REINSTATEMENT. The obligations of the Guarantors pursuant to this Guaranty shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment of any of HouTex's Obligations or the Guarantors' obligations under this Guaranty is rescinded or otherwise must be restored or returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Guarantor or HouTex or otherwise, all as though such payment had not been made.

         8. FINANCIAL STATEMENTS. Each Guarantor hereby represents and warrants to Lender that (a) the financial statements of such Guarantor previously submitted to Lender are true, complete and correct in all material respects, disclose all actual and contingent liabilities, and fairly present the financial condition of such Guarantor, and do not contain any untrue statement of a material fact or omit to state a fact material to the financial statements submitted or this Guaranty and (b) no material adverse change has occurred in the financial statements from the dates thereof until the date hereof. Each Guarantor shall furnish to Lender financial statements in accordance with the terms and conditions set forth in the Loan Agreement.

         9. SUCCESSORS AND ASSIGNS; JOINT AND SEVERAL LIABILITIES. This Guaranty shall inure to the benefit of Lender and its successors and assigns. This Guaranty shall be binding on each Guarantor and the heirs, legatees, successors and assigns of such Guarantor. The Guarantors shall be jointly and severally liable for the obligations set forth in this Guaranty.

         10. NO WAIVER OF RIGHTS. No delay or failure on the part of Lender to exercise any right, power or privilege under this Guaranty or any of the other Loan Documents shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege shall preclude any other or



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further exercise thereof or the exercise of any other power or right, or be deemed to establish a custom or course of dealing or performance between the parties hereto. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in the same, similar or other circumstance.

         11. MODIFICATION. The terms of this Guaranty may be waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment, modification, waiver or other change of any of the terms of this Guaranty shall be effective without the prior written consent of Lender.

         12. JOINDER. Each Guarantor agrees that any action to enforce this Guaranty may be brought against such Guarantor without joinder of HouTex or any other guarantor of HouTex's Obligations in such action.

         13. SEVERABILITY. In the event that any provision of this Guaranty is deemed to be invalid by reason of the operation of law, or by reason of the interpretation placed thereon by any administrative agency or any court, the Guarantors and Lender shall negotiate an equitable adjustment in the provisions of the same in order to effect, to the maximum extent permitted by law, the purpose of this Guaranty and the validity and enforceability of the remaining provisions, or portions or applications thereof, shall not be affected thereby and shall remain in full force and effect.

         14. APPLICABLE LAW. This Guaranty shall be governed as to validity, interpretation, effect and in all other respects by laws and decisions of the State of Illinois.

         15. NOTICE. All notices, communications and waivers under this Guaranty shall be in writing and shall be (i) delivered in person or (ii) mailed, postage prepaid, either by registered or certified mail, return receipt requested, or
(iii) sent by overnight express carrier, addressed in each case as follows:


         To Lender:                LaSalle National Bank
                                   135 South LaSalle Street
                                   Chicago, Illinois 60603
                                   Attn:   Mr. James Tucker

         With copy to:             Schwartz Cooper Greenberger & Krauss, Chtd.
                                   180 North LaSalle Street, Suite 2700
                                   Chicago, Illinois  60601
                                   Attn:  Martin I. Behn, Esq.

         To any Guarantor:         c/o Metal Management, Inc.
                                   500 North Dearborn Street, Suite 405
                                   Chicago, Illinois 60610
                                   Attn: President




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         With copy to:             Shefsky & Froelich, Ltd.
                                   444 North Michigan Avenue
                                   Chicago, Illinois 60611
                                   Attn: Erhard R. Chorle

or to any other address as to any of the parties hereto, as such party shall designate in a written notice to the other party hereto. All notices sent pursuant to the terms of this Section 15 shall be deemed received (i) if personally delivered, then on the date of delivery, (ii) if sent by overnight, express carrier, then on the next federal banking day immediately following the day sent, or (iii) if sent by registered or certified mail, then on the earlier of the third federal banking day following the day sent or when actually received.

         16. JURISDICTION AND VENUE. EACH GUARANTOR HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY SUCH GUARANTOR AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS GUARANTY, THE NOTE OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS, OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS OR, IF LENDER INITIATES SUCH ACTION, ANY COURT IN WHICH LENDER SHALL INITIATE SUCH ACTION AND WHICH HAS JURISDICTION. EACH GUARANTOR HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY LENDER IN ANY OF SUCH COURTS, AND HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH GUARANTOR AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT PURSUANT TO THIS GUARANTY. EACH GUARANTOR WAIVES ANY CLAIM THAT CHICAGO, ILLINOIS OR THE NORTHERN DISTRICT OF ILLINOIS IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD SUCH GUARANTOR, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, SUCH GUARANTOR SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY LENDER AGAINST SUCH GUARANTOR AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR EACH GUARANTOR SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY LENDER, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY LENDER, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND EACH GUARANTOR HEREBY WAIVES THE RIGHT, IF ANY, TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

         17. WAIVER OF RIGHT TO JURY TRIAL. LENDER AND EACH GUARANTOR ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS GUARANTY, THE NOTE OR THE OTHER LOAN DOCUMENTS OR WITH




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RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN AND THEREIN WOULD BE BASED UPON
DIFFICULT AND COMPLEX ISSUES AND THEREFORE, THE PARTIES AGREE THAT ANY COURT PROCEEDING ARISING OUT OF ANY SUCH CONTROVERSY WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

         IN WITNESS WHEREOF, each Guarantor has executed this Guaranty as of the date first above written.

METAL MANAGEMENT, INC., a
Delaware corporation

By: /s/ Gerard M. Jacobs
    ----------------------------

Title: President
       -------------------------


/s/ Gerard M. Jacobs
-------------------------------
GERARD M. JACOBS

/s/ T. Benjamin Jennings
------------------------------
T. BENJAMIN JENNINGS


/s/ Donald Moorehead
-----------------------------
DONALD MOOREHEAD

/s/ Harold Rubenstein
-----------------------------
HAROLD RUBENSTEIN

/s/ G. O. Moorehead
-----------------------------
GEORGE MOOREHEAD

/s/ Raymond F. Zack
-----------------------------
RAYMOND ZACK



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